UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road	28277
Charlotte, NC
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
2031 Notes Offering
On February 10, 2026, RXO, Inc. (the “Company”) announced its intention to offer $400 million aggregate principal amount of senior unsecured notes due 2031 (the “2031 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “2031 Notes Offering”). The 2031 Notes will initially be guaranteed on a senior unsecured basis by the domestic subsidiaries of the Company that are guarantors under the Company’s asset-based revolving credit facility.
The Company intends to use the net proceeds from the 2031 Notes Offering to repurchase or redeem all of the Company’s outstanding 7.500% Notes due 2027 (the “2027 Notes”), to pay related fees and expenses and for general corporate purposes, which may include repayment of indebtedness.
A copy of the press release announcing the 2031 Notes Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
2027 Notes Redemption
On February 10, 2026, the Company further announced that it had issued a notice of conditional full redemption pursuant to the indenture governing the 2027 Notes. The Company intends to redeem, subject to the condition described below, all of its outstanding 2027 Notes on February 20, 2026 (the “Redemption Date”) at a redemption price equal to 101.875% of the principal amount of the 2027 Notes, plus accrued and unpaid interest thereon, if any, to, but not including, the Redemption Date (the “2027 Notes Redemption”). The redemption is conditioned on the Company receiving net proceeds from the offer and sale of newly issued debt securities of the Company in an amount sufficient to redeem in full the 2027 Notes (the “Financing Condition”). If the Financing Condition is not satisfied on or prior to the Redemption Date, the notice of conditional full redemption may be rescinded by the Company and will be of no effect. This Form 8-K does not constitute a notice of redemption of the 2027 Notes.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 10, 2026, issued by RXO, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	RXO, INC.

	By:	/s/ Jeffrey D. Firestone
Jeffery D. Firestone
Chief Legal Officer and Corporate Secretary